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                                                                  EXHIBIT 10.8.1

                             INCENTIVE STOCK OPTION

                                   Granted by

                         BENJAMIN FRANKLIN BANCORP, INC.

                                    under the

            BENJAMIN FRANKLIN BANCORP, INC. 2006 STOCK INCENTIVE PLAN

This Option is and shall be subject in every respect to the provisions of 2006 Stock Incentive Plan, as amended from time to time (the "Plan"), of Benjamin Franklin Bancorp, Inc. (the "Company"), which is incorporated herein by reference and made a part hereof. A copy of the Plan is available for review at the offices of the Company and a copy of the Plan has been provided to each person granted an Option pursuant to the Plan. The holder of this Option (the "Holder") hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and the Holder's heirs, legal representatives, successors and permitted assigns. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

1.    NAME OF HOLDER: _________________________________________________________

2.    DATE OF GRANT: __________________________________________________________

3. NUMBER OF SHARES OF COMPANY COMMON STOCK, NO PAR VALUE ("COMMON STOCK") FOR WHICH THIS OPTION IS EXERCISABLE: ___________________________________
      (subject to adjustment pursuant to Section 11 below)

4.    EXERCISE PRICE PER SHARE: _______________________________________________
      (subject to adjustment pursuant to Section 11 below)

5.    EXPIRATION DATE OF OPTION: ______________________________________________

6. VESTING SCHEDULE. Except as otherwise provided in this Agreement, this Option may be exercised prior to the Expiration Date in installments as follows:

            (i) Twenty percent (20%) of the number of shares subject to the foregoing grant on the first anniversary of the date of grant; and

            (ii) An additional twenty percent (20%) of the number of shares subject to the foregoing grant on the dates which are the second through fifth annual anniversaries of the date of grant.

      The right of exercise shall be cumulative. This Option may not be exercised at any time on or after the Expiration Date. All vesting shall cease upon the date of termination of employment. Vesting will automatically accelerate pursuant to Sections 10.1(i), 12.1(i) and 12.1(ii).

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7.    INCENTIVE AND NONQUALIFIED OPTION. It is the intention of the Company that this option grant shall constitute an incentive stock option to the extent that, in the calendar year in which this option first becomes exercisable, the $100,000 limitation contained in Section 5.6 of the Plan would not be exceeded (taking into account all other incentive stock options of the Holder, if any, that first became exercisable prior thereto in the same calendar year). The portion of this option which is in excess of said $100,000 limitation shall constitute a nonqualified stock option.

8.    EXERCISE PROCEDURE.

      8.1. DELIVERY OF NOTICE OF EXERCISE. This Option shall be exercised in whole or in part by the Holder's delivery to the Company of written notice (the "Notice of Exercise") setting forth the number of shares with respect to which this Option is to be exercised, together with payment by cash, a bank check or other instrument acceptable to the Compensation Committee (the "Committee") in an amount equal to the aggregate exercise price for the shares being purchased upon exercise, or by one or more of the following methods, if permitted by the Committee, in its discretion:

            (i) by delivery to the Company of shares of Common Stock that are not then subject to restrictions under any Company plan, which have a Fair Market Value (as defined in Section 8.2) equal in amount to the aggregate exercise price of the shares of Common Stock being purchased upon such exercise,

            (ii) by delivery to the Company of a properly executed Notice of Exercise along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the aggregate exercise price, provided that in the event the Holder chooses to pay the purchase price as so provided, the Holder and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of a Holder who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such Notice of Exercise until the Company receives full payment of the exercise price,

            (iii) by reducing the number of Option shares otherwise issuable to the Holder upon exercise of the Option by a number of shares having a Fair Market Value equal to such aggregate exercise price, or

            (iv) by delivery to the Company of such other consideration which the Committee determines is consistent with the purpose of the Plan and with applicable laws (including the Sarbanes-Oxley Act of 2002) and regulations, or by any combination of the means of payment.

      8.2. "FAIR MARKET VALUE" on any given date means the closing price per share of the Common Stock on the trading day immediately preceding such date as quoted on NASDAQ or, if applicable, as reported by such registered national securities exchange on which the Common Stock is listed; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Common Stock was traded. If the Common Stock is not quoted on NASDAQ or listed on any registered national securities exchange, the Fair Market Value of the Common Stock shall be determined in good faith by the Committee.

9. DELIVERY OF COMMON STOCK; RESERVE.

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      9.1. DELIVERY OF COMMON STOCK. As promptly as practicable after receipt by the Company of the Notice of Exercise and payment of exercise price pursuant to
Section 8 hereof, the Company shall deliver to the Holder (or if any other individual or individuals are exercising this Option, to such individual or individuals) a certificate registered in the name of the Holder (or the names of the other individual or individuals exercising this Option) and representing the number of shares with respect to which this Option is then being exercised; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this Option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificate for such shares shall be extended for the period necessary to take and complete such action. The Company may imprint upon said certificate such restrictive legends as the Committee deems appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the Holder's last known address on file with the Company. The Company will pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this Option.

      9.2. RESERVE. The Company will, at all times while any portion of this Option is outstanding, reserve and keep available, out of shares of its authorized and unissued Common Stock or shares of Common Stock held in treasury, a sufficient number of shares of its Common Stock to satisfy the requirements of this Option.

10.   CHANGE IN CONTROL.

      10.1. In the event of a Change in Control while this Option is unexercised, then

            (i) the vesting of this Option shall be automatically accelerated, effective as of the effective time of the Change in Control (or thirty (30) days preceding the effective date of such Change in Control, if the Committee cancels this Option pursuant to Section 10.2 below), and

            (ii) subject to Section 10.2 below, after the effective time of such Change in Control, this Option shall remain outstanding and shall be exercisable in full for shares of Common Stock or, if applicable, for shares of such securities, cash or property as the holders of shares of Common Stock received in connection with such Change in Control.

      10.2. This Option may be cancelled by the Committee as of the effective date of any Change in Control provided that (x) prior written notice of such cancellation shall be given to the Holder and (y) the Holder shall have the right to exercise this Option in full during the thirty (30) day period preceding the effective date of such Change in Control.

      10.3. "Change in Control" shall mean the occurrence of any one of the following events:

            (i) If there has occurred a change in control which the Company would be required to report in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes;

            (ii) When any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3

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                  promulgated under the 1934 Act), directly or indirectly, of securities of the Company or Benjamin Franklin Bank (the "Bank") representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company or the Bank, as the case may be;

            (iii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection
                  (ii), (iv) or (v) of this Section 10.3) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company;

            (iv) The stockholders of the Company approve a merger, share exchange or consolidation ("merger or consolidation") of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

            (v) The stockholders of the Company or the Bank approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company's or the Bank's assets.

11. ADJUSTMENT PROVISIONS.

      11.1. GENERAL. If the Company effects a stock dividend, stock split or similar change in capitalization affecting the Common Stock, the Committee will make appropriate adjustments in (i) the number and kind of shares subject to this Option, and (ii) the option or purchase price in respect of such shares.

      11.2. MERGERS, CONSOLIDATION, DISTRIBUTIONS, LIQUIDATIONS. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may make such substitution or adjustment in the number and purchase price of shares subject to this Option as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate this Option upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of this Option, shall require payment or other consideration which the Committee deems equitable in the circumstances, subject, however, to the provisions of Section 10).

12. TERMINATION OF OPTION.

      12.1. This Option shall terminate upon the Expiration Date, or earlier as follows:

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            (i)   DEATH. This Option shall vest and become exercisable in full if the Holder's employment with the Company is terminated by reason of the Holder's death while this option is unexercised. This Option may thereafter be exercised by the legal representative or legatee of the Holder for a period of one year from the date of death, subject to termination on the Expiration Date of this Option, if earlier.

            (ii) DISABILITY. This Option shall vest and become exercisable in full if the Holder's employment with the Company is terminated by reason of Disability (as defined in the Plan) while this option is unexercised. This Option may thereafter be exercised for a period of one year from the date of such termination of employment by reason of Disability, subject to termination on the Expiration Date, if earlier. The death of the Holder during the one-year period for exercise of this Option provided in this Section 12.1(ii) shall extend such period for one year from the date of death, subject to termination on the Expiration Date, if earlier. The Committee shall have sole authority and discretion to determine whether the Holder's employment has been terminated by reason of Disability.

            (iii) NORMAL RETIREMENT. If the Holder's employment with the Company terminates by reason of Normal Retirement (as defined in the Plan) while this Option is unexercised, this Option may thereafter be exercised, to the extent it was vested and exercisable at the time of such termination of employment, for a period of ninety (90) days from the date of such termination of employment, subject to termination on the Expiration Date, if earlier. The death of the Holder during the ninety-day period for the exercise of this Option provided in this
                  Section 12.1(iii) shall extend such exercise period for one year from the date of death, subject to termination on the Expiration Date, if earlier. The Committee shall have sole authority and discretion to determine whether the Holder's employment has been terminated by reason of Normal Retirement.

            (iv) TERMINATION FOR CAUSE. If the Holder's employment by the Company has been terminated for Cause (as defined in the Plan), this Option shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to ninety (90) days from the date of termination of employment, subject to termination on the Expiration Date, if earlier. The Board of Directors shall have sole authority and discretion to determine whether the Holder's employment has been terminated for Cause.

            (v) OTHER TERMINATION. If the Holder's employment by the Company terminates for any reason other than death, Disability, Normal Retirement or for Cause, this Option may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of thirty (30) days from the last day of the Holder's employment, subject to termination on the Expiration Date, if earlier.

13.   DISQUALIFYING DISPOSITION.

      13.1. DISQUALIFYING DISPOSITION. The Holder agrees to notify the Company in writing immediately after making a Disqualifying Disposition of any shares of Common Stock received pursuant to the exercise of this Option. A "Disqualifying Disposition" shall have the meaning specified in Section 421(b) of the Code; as of the date of grant of this Option a Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) the second anniversary of the date of grant of this Option and (b) the first anniversary of the date on which the Holder acquired such shares by

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exercising this Option, provided that such holding period requirements terminate upon the death of the Holder. The Holder also agrees to provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition. The Holder acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this Option if he or she makes a Disqualifying Disposition of shares received upon exercise of this Option.

      13.2. ADDITIONAL WITHHOLDING. The Holder hereby agrees that the Company may withhold from the Holder's wages, or other amounts due to the Holder from the Company, the appropriate amount of federal, state and local withholding taxes attributable to the Holder's exercise of this Option. At the Holder's election (with the consent of the Committee), the amount required to be withheld may be satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of this Option a number of shares with an aggregate Fair Market Value (as defined in Section 8.2) (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such exercise, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

      13.3. REIMBURSEMENT. The Holder further agrees that, if the Company does not withhold an amount from the Holder's wages sufficient to satisfy the Company's withholding obligation, the Holder will reimburse the Company on demand, in cash, for the amount underwithheld.

14. MISCELLANEOUS.

      14.1. Neither the Holder nor any other person shall, by virtue of the granting of this Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option or to be entitled to the rights or privileges of a holder of such shares unless and until this Option has been exercised pursuant to the terms hereof with respect to such shares and the Company has issued and delivered the shares to the Holder.

      14.2. This Option is not transferable other than by will or by the laws of descent and distribution, and is exercisable, during the Holder's lifetime, only by the Holder.

      14.3. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered at the office of the President of the Company, or such other address as the Company may hereafter designate, or when deposited in the mail, postage prepaid, addressed to the attention of the President of the Company at such office or other address.

      14.4. Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

      14.5. This Option shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

      14.6. In the case of a partial exercise of this Option the Holder shall surrender his copy hereof and such partial exercise shall be noted thereon, if the Company so requests.

      14.7. This Option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he will not exercise the Option granted hereby nor will the Company be obligated to issue any shares of

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stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof.

      14.8. The granting of this Option does not confer upon the Holder any right to continued employment with the Company or any subsidiary.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the date of grant of this Option set forth above.

                                       BENJAMIN FRANKLIN BANCORP, INC.

                                       By:
                                           -------------------------------------
                                               Thomas R. Venables, President

                               HOLDER'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2006 Stock Incentive Plan.

                                       HOLDER

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